                                                                    EXHIBIT 99.4

================================================================================





                                WARRANT AGREEMENT

                          DATED AS OF FEBRUARY 20, 2002

                                      AMONG

                             CARRIZO OIL & GAS, INC.

                                       AND

                           THE INITIAL WARRANT HOLDERS
                           LISTED ON SCHEDULE I HERETO







================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

ARTICLE I DEFINITIONS.............................................................................................1
   1.1    DEFINITIONS.............................................................................................1
   1.2    ACCOUNTING TERMS AND DETERMINATIONS.....................................................................7

ARTICLE II AUTHORIZATION AND ISSUANCE OF WARRANTS; RESERVATION OF WARRANT SHARES..................................7
   2.1    AUTHORIZATION AND ISSUANCE OF WARRANTS..................................................................7
   2.2    RESERVATION OF WARRANT SHARES...........................................................................7

ARTICLE III FORM; REGISTER; EXCHANGE  FOR WARRANTS; TRANSFER......................................................8
   3.1    FORM OF WARRANT; REGISTER...............................................................................8
   3.2    EXCHANGE OF WARRANTS FOR WARRANTS.......................................................................8
   3.3    TRANSFER OF WARRANT.....................................................................................9
   3.4    TRANSFER; LEGENDS.......................................................................................9

ARTICLE IV EXERCISE OF WARRANT; EXCHANGE FOR WARRANT SHARES......................................................10
   4.1    EXERCISE OF WARRANTS...................................................................................10
   4.2    EXCHANGE FOR WARRANT SHARES............................................................................10
   4.3    ISSUANCE OF COMMON STOCK...............................................................................10

ARTICLE V ADJUSTMENT OF EXERCISE PRICE AND SHARES................................................................12
   5.1    GENERAL................................................................................................12
   5.2    STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.........................................................12
   5.3    ISSUANCE OF COMMON STOCK...............................................................................13
   5.4    DISTRIBUTION OF EQUITY SECURITIES......................................................................16
   5.5    CAPITAL REORGANIZATION, CAPITAL RECLASSIFICATIONS, MERGER, ETC. .......................................17
   5.6    OTHER ACTIONS AFFECTING COMMON STOCK...................................................................17
   5.7    MISCELLANEOUS..........................................................................................18

ARTICLE VI COVENANTS OF THE COMPANY..............................................................................20
   6.1    NOTICES OF CERTAIN ACTIONS.............................................................................20
   6.2    MERGER OR CONSOLIDATION OF THE COMPANY.................................................................21

ARTICLE VII MISCELLANEOUS........................................................................................21
   7.1    NOTICES................................................................................................21
   7.2    NO VOTING RIGHTS; LIMITATIONS OF LIABILITY.............................................................22
   7.3    AMENDMENTS AND WAIVERS.................................................................................23
   7.4    REMEDIES...............................................................................................23
   7.5    BINDING EFFECT.........................................................................................24
   7.6    COUNTERPARTS...........................................................................................24
   7.7    GOVERNING LAW..........................................................................................24
   7.8    BENEFITS OF THIS AGREEMENT.............................................................................24
   7.9    HEADINGS...............................................................................................24

SCHEDULE I    -   Initial Warrant Holders
EXHIBIT A     -   Registration Rights Agreement
EXHIBIT B     -   Form of Warrant

         WARRANT AGREEMENT dated as of February 20, 2002, among CARRIZO OIL & GAS, INC., a Texas corporation (the "COMPANY"), and the initial warrant holders listed on Schedule I hereto (the "INITIAL HOLDERS").

                                    PREAMBLE

                  The Company is entering into a Securities Purchase Agreement dated as of the date hereof with the Initial Holders (the "SECURITIES PURCHASE AGREEMENT") pursuant to which the Company is issuing to the Initial Holders (i) 60,000 shares of its Series B Convertible Preferred Stock (as defined below), and (ii) Warrants (as defined below) to purchase 252,632 shares of the Company's common stock as set forth on Schedule I. In order to induce the Initial Holders to enter into the Securities Purchase Agreement and to purchase the Series B Convertible Preferred Stock, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company is willing to issue the Warrants to the Initial Holders. This Agreement sets forth terms and conditions applicable to the Warrants.

                  NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

1.1      DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with such Person.

                  "ALLOCABLE NUMBER" has the meaning given to such term in
Section 4.2.

                  "APPLICABLE LAW" means all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to the Person in question or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which any of its assets or properties are bound.

                  "ASSIGNMENT FORM" means the assignment form attached as Annex C to a Warrant.

                  "BOARD" means the board of directors of the Company.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banks are authorized or required to be closed in New York, New York or Houston, Texas; provided, however, that any determination of a Business Day relating to a securities exchange or other securities market means a Business Day on which such exchange or market is open for trading.

                  "CLOSING DATE" has the meaning given to such term in the Securities Purchase Agreement.

                  "COMMISSION" means the Securities and Exchange Commission (or a successor thereto).

                  "COMMON STOCK" means (i) the Common Stock, $.01 par value, of the Company, and (ii) any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated or liquidation value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                  "COMPANY" has the meaning given to such term in the Preamble.

                  "CONTROL" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "CONVERTIBLE SECURITIES" has the meaning given to such term in
Section 5.3(b)(i).

                  "DELIVERY DATE" has the meaning given to such term in Section 4.3(a).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXCHANGE FORM" means the exchange form attached as Annex B to a Warrant.

                  "EXERCISE FORM" means the exercise form attached as Annex A to a Warrant.

                  "EXERCISE PRICE" means $5.94 per Warrant Share, subject to adjustment from time to time in the manner provided in Article V.

                  "EXPIRATION TIME" means 5:00 p.m., Eastern time, on February 20, 2007.

                  "FLOOR PRICE" means $4.75 per Warrant Share, appropriately adjusted for stock splits, reverse stock splits and similar recapitalizations.

                  "FULLY DILUTED BASIS" means, with respect to the Common Stock at any time of determination, the number of shares of Common Stock that would be issued and outstanding at such time, assuming full conversion, exercise and exchange of all issued and outstanding Convertible Securities and Options that shall be (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants except that the number of shares of Common Stock outstanding on a Fully Diluted Basis shall not include the number of shares of Common Stock issuable upon exercise, conversion or exchange of Options or Convertible Securities that, at the time of determination, are Out of the Money.

                  "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, municipal or other government, governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or any political subdivision thereof, or of any other country.

                  "HOLDER" means with respect to any Warrant, the holder of such Warrant as set forth in the Warrant Register.

                  "IRC" has the meaning given to such term in Section 2.2(b).

                  "MARKET PRICE" means, for any security as of any date of determination:

                  (a) if such security is Publicly Traded as of the date of determination, the price determined by computing the average, over a period consisting of the most recent four (4) Business Days occurring on or prior to the date of determination, of the applicable price set forth below (but excluding any trades or quotations that are not bona fide, arm's length transactions):

                           (i) the average of the closing prices for such security on such Business Day on all domestic national securities exchanges on which such security may be listed if such exchanges are the primary securities markets for such security, or

                           (ii) if there have been no sales on any such exchange on such Business Day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such Business Day if such exchanges are the primary securities markets for such security, or

                           (iii) if on any Business Day such security is not so listed, the closing sales price on such Business Day quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as applicable, or if there have been no sales on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be, on such business day, the average of the highest bid and lowest asked prices quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be;

                           (iv) if on any Business Day such security is not quoted in the Nasdaq National Market or Nasdaq Small-Cap Market, the average of the highest bid and lowest asked prices on such Business Day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization;

provided, that (1) for the purposes of any determination of the "Market Price" of any share of a security on any day after the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such security, any price of such security on a day prior to such "ex" date or similar date shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined in good faith by the Board of Directors of the Company and (2) for the purposes of any determination of the "Market Price" of any security on any day after (i) the effective day of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding securities or (ii) the "ex" date or any similar date for any dividend or distribution with respect to such securities in shares of that security, any price of such security on a day prior to such effective date or "ex" date or similar date shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution; and

                  (b) if such security is not Publicly Traded as of the date of determination, (i) in the case of the Common Stock, the Market Value Per Share, determined in accordance with the Valuation Procedure, and (ii) in the case of any other security, the fair market value of one share or other applicable unit of such security, determined in accordance with the Valuation Procedure, except that if the Market Price of the Common Stock is being determined for purposes of
Section 4.3(c), such determination shall be made in good faith by the Board exercising reasonable business judgment.

                  "MARKET VALUE" means the highest price that would be paid for the entire common equity interest in the Company on a going-concern basis in a single arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. For the purposes of determining the Market Value, (i) the exercise price of Options to acquire Common Stock that are not Out of the Money shall be deemed to have been received by the Company and (ii) the liquidation preference or indebtedness, as the case may be, represented by Convertible Securities that are not Out of the Money shall be deemed to have been eliminated or cancelled.

                  "MARKET VALUE PER SHARE" means the price per share of Common Stock obtained by dividing (A) the Market Value by (B) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) at the time of determination.

                  "OPTIONS" has the meaning given to such term in Section 5.3(b)(i).

                  "OUT OF THE MONEY" means, at any date of determination (a) in the case of an Option, that the aggregate fair market value as of such date of the shares of Common Stock issuable upon the exercise of such Option is less than the aggregate exercise price payable upon such exercise and (b) in the case of a Convertible Security, that the quotient resulting from dividing the fair market value as of such date of such Convertible Security by the number of shares issuable as of such date upon conversion or exchange of such Convertible Security is greater than the fair market value of a share of Common Stock.

                  "PERSON" shall be construed as broadly as possible and shall include an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

                  "PUBLICLY TRADED" means, with respect to any security, that such security is (a) listed on a domestic securities exchange, (b) quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the date hereof, substantially in the form of Exhibit A hereto.

                  "REQUISITE HOLDERS" means, as of any date of determination, Holders holding Warrants or Warrant Shares representing at least a majority of the Warrant Shares (i) previously issued or (ii) issuable upon exercise of Warrants then outstanding.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SECURITIES PURCHASE AGREEMENT" has the meaning given to such term in the Preamble.

                  "SERIES B CONVERTIBLE PREFERRED STOCK" means the Series B Convertible Participating Preferred Stock, par value $0.01 per share, of the Company.

                  "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement dated as of the date hereof among the Company and the shareholders of the Company party thereto.

                  "SUBSIDIARY" means, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person.

                  "TRANSFER" means any sale, transfer, assignment, or other disposition of any interest in, with or without consideration, any security, including any disposition of any security or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

                  "VALUATION PROCEDURE" means, with respect to the determination of any amount or value required to be determined in accordance with such procedure (the "VALUATION AMOUNT"), a determination (which shall be final and binding on the Company and the Holders) made (i) by agreement among the Company and the Requisite Holders within thirty (30) days following the event requiring such determination or (ii) in the absence of such an agreement, by an Appraiser (as defined below) selected in accordance with the further provisions of this definition. If the Board and the Requisite Holders are unable to agree upon an acceptable Appraiser within ten (10) days after the date either party proposed that one be selected, the Appraiser will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the Appraiser (within ten (10) days of his appointment) from a list, jointly prepared by the Board and the Requisite Holders, of not more than six Appraisers of national standing in the United States, of which no more than three may be named by the Board and no more than three may be named by the Requisite Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which Appraiser to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board and the Requisite Holders shall submit to the Appraiser their respective determinations of the valuation amount, and any supporting arguments and other data as they may desire, within ten (10) days of the appointment of the Appraiser, and the Appraiser shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the Appraiser, from among the valuation amounts submitted by the Board (the "COMPANY'S VALUATION") and the Requisite Holders (the "HOLDERS' VALUATION") and the valuation amount calculated by the Appraiser. The fees and expenses of the Appraiser and arbitrator (if any) used to determine the valuation amount shall be (i) paid by the Company if the Company's Valuation is not used to determine the average in the preceding sentence, (ii) paid by the Holders if the Holders' Valuation is not used to determine the average in the preceding sentence or (iii) borne equally by the Company and the Holders if the Company's Valuation and the Holders' Valuation are both used to determine the average in the preceding sentence. If required by any Appraiser or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such Company or arbitrator and its officers, directors, partners, employees, agents and Affiliates. As used herein, "APPRAISER" means (a) with respect to a determination of Market Value or the fair market value of any security, an investment banking firm and (b) with respect to a determination of other valuation required hereunder, a firm of the type generally considered to be qualified in making determinations of the type required.

                  "WARRANT" has the meaning given to such term in Section
3.1(a).

                  "WARRANT REGISTER" has the meaning given to such term in
Section 3.1(b).

                  "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of a Warrant in accordance with Section 4.1 or upon exchange of a Warrant in accordance with Section 4.2, (b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Agreement and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses (a) and (b). As used in this Agreement, the phrase "WARRANT SHARES THEN HELD" by any Holder or Holders means Warrant Shares held at the time of determination by such Holder or Holders and Warrant

Shares issuable upon exercise of Warrants held at the time of determination by such Holder or Holders.

1.2      ACCOUNTING TERMS AND DETERMINATIONS.

         Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Warrants shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement and the Warrants shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

                                   ARTICLE II

                          AUTHORIZATION AND ISSUANCE OF
                     WARRANTS; RESERVATION OF WARRANT SHARES

2.1      AUTHORIZATION AND ISSUANCE OF WARRANTS.

         The Company has authorized the issuance of the Warrants to the Initial Holders pursuant to the terms of the Securities Purchase Agreement.

2.2      RESERVATION OF WARRANT SHARES.

         The Company has authorized the issuance of such number of shares of Common Stock as shall be necessary to permit the Company to comply with its obligations, as of the date hereof, to issue Warrant Shares pursuant to the Warrants. The Company will at all times have authorized, and reserve and keep available, free from preemptive or similar rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise or exchange of each Warrant, the number of authorized but unissued Warrant Shares issuable upon exercise or exchange of all outstanding Warrants. The Company shall as promptly as necessary take all actions necessary to ensure that Warrant Shares shall be duly authorized and, when issued upon exercise or exchange of any Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent of any applicable provisions set forth in this Agreement, the Shareholders' Agreement and the Registration Rights Agreement) and free and clear of all preemptive or similar rights.

                                  ARTICLE III

                            FORM; REGISTER; EXCHANGE
                             FOR WARRANTS; TRANSFER

3.1      FORM OF WARRANT; REGISTER.

                  (a) Form. Each Warrant issued hereunder shall be in the form of Exhibit B (each, a "WARRANT") and shall be executed on behalf of the Company by its Chairman or its Chief Executive Officer and by its Chief Financial Officer, its Treasurer or its Assistant Treasurer, except that a Warrant need not bear any legend appearing on the first page of such form from and after such time as all the restrictions to which such legend relates no longer apply. Upon initial issuance, each Warrant shall be dated as of the date of signature thereof by the Company.

                  (b) Register. Each Warrant issued, exchanged or transferred hereunder shall be registered in a warrant register (the "WARRANT REGISTER"). The Warrant Register shall set forth the number of each Warrant, the name and address of the Holder thereof and the original number of Warrant Shares purchasable upon the exercise thereof. The Warrant Register will be maintained by the Company and will be available for inspection by any Holder at the principal office of the Company or such other location as the Company may designate to the Holders in the manner set forth in Section 7.1. The Company shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person.

3.2      EXCHANGE OF WARRANTS FOR WARRANTS.

                  (a) Exchange. The Holder may exchange any Warrant or Warrants issued hereunder for another Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant or Warrants being so exchanged. In order to effect an exchange permitted by this Section 3.2, the Holder shall deliver to the Company such Warrant or Warrants accompanied by a written request signed by the Holder thereof specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. As promptly as practicable but in any event within ten (10) Business Days of receipt of such a request, the Company shall, without charge, issue, register and deliver to the Holder thereof each Warrant to be issued in such exchange.

                  (b) Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (if the Holder is a financial institution or other institutional investor, its own agreement being satisfactory) or, in the case of any such mutilation, upon surrender of such Warrant, the Company shall, without charge, issue register and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated Warrant. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by any Person.

                  (c) Expenses. The Company shall pay all expenses and taxes (other than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to an exchange of a Warrant pursuant to this Section 3.2; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance of any Warrant in a name other than that of the Holder of the Warrant being exchanged.

3.3      TRANSFER OF WARRANT.

         Subject to the provisions of the Securities Purchase Agreement (including, without limitation, Article VI thereof), each Warrant may be transferred, in whole or in part, to an "accredited investor", as such term is defined in Rule 501(a) promulgated pursuant to the Securities Act, by the Holder thereof by delivering to the Company such Warrant accompanied by a properly completed, duly executed, Assignment Form. As promptly as practicable but in any event within ten (10) Business Days of receipt of such Assignment Form, the Company shall, without charge, issue, register and deliver to the Holder thereof a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with the Company in its discretion. The Company shall not be liable for complying with a request by a fiduciary or nominee of a fiduciary to register a transfer of any Warrant which is registered in the name of such fiduciary or nominee, unless made with the actual knowledge that such fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that the Company's participation therein amounts to bad faith.

3.4      TRANSFER; LEGENDS.

         The provisions of Article VI of the Purchase Agreement shall apply to the Warrants and the Warrant Shares.

                                   ARTICLE IV

                EXERCISE OF WARRANT; EXCHANGE FOR WARRANT SHARES

4.1      EXERCISE OF WARRANTS.

         On any Business Day on or prior to the Expiration Time, a Holder may exercise a Warrant, in whole or in part, by delivering to the Company such Warrant accompanied by a properly completed Exercise Form and a certified or bank check or wire transfer in an aggregate amount equal to the product obtained by multiplying (a) the Exercise Price times (b) the number of Warrant Shares being purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

4.2      EXCHANGE FOR WARRANT SHARES.

         On any Business Day on or prior to the Expiration Time, a Holder may exchange a Warrant, in whole or in part, for Warrant Shares by delivering to the Company such Warrant accompanied by a properly completed Exchange Form. The number of shares of Common Stock to be received by a Holder upon such exchange shall be equal to (a) the number of Warrant Shares allocable to the portion of the Warrant being exchanged (the "ALLOCABLE NUMBER"), as specified by such Holder in the Exchange Form less (b) the number of shares equal to the quotient obtained by dividing (i) the product obtained by multiplying (A) the Exercise Price times (B) the Allocable Number by (ii) the Market Price as of the Delivery Date (as defined below). The Allocable Number need not be a whole number, but in the case of any partial exchange of a Warrant under this Section 4.2, the Allocable Number shall be determined so that the number of Warrant Shares to be issued in such exchange shall be a whole number only.

4.3      ISSUANCE OF COMMON STOCK.

                  (a) Issuance of Common Stock. As promptly as practicable but in any event within ten (10) Business Days following the delivery date (the "DELIVERY DATE") of (i) an Exercise Form or Exchange Form in accordance with
Section 4.1 or 4.2, (ii) the related Warrant and (iii) any required payment of the Exercise Price, the Company shall, without charge, issue, register and deliver one or more stock certificates representing the aggregate number of shares of Common Stock to which the Holder of such Warrant is entitled and, upon compliance with the applicable provisions of this Warrant Agreement and the Securities Purchase Agreement, transfer to such Holder appropriate evidence of ownership of other securities or property (including any cash) to which such Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by such Holder. The Company shall deliver such stock certificates, evidence of ownership and any other securities or property (including any cash) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share (or fractional interest in any other security), as hereinafter provided.

                  (b) Partial Exercise or Exchange. If a Holder shall exercise or exchange a Warrant for less than all of the Warrant Shares that could be purchased or received thereunder, the Company shall issue, register and deliver to the Holder, as promptly as practicable but in any event within ten (10) Business Days of the Delivery Date, a new Warrant evidencing the right to purchase the remaining Warrant Shares. In the case of an exchange pursuant to
Section 4.2, the number of remaining Warrant Shares shall be the original number of Warrant Shares subject to the Warrant so exchanged reduced by the Allocable Number. Each Warrant surrendered pursuant to Section 4.1 or 4.2 shall be canceled.

                  (c) Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock or fractional units of any other security upon the exercise or exchange of a Warrant. If any fraction of a share of Common Stock or fractional unit of any other security would be issuable on the exercise or exchange of any Warrant, the Company may, in lieu of issuing such fractional share or unit, pay to such Holder for any such fraction an amount in cash equal to the product obtained by multiplying (i) such fraction times (ii) the Market Price for the Common Stock or for a unit of such other security, as the case may be, as of the Delivery Date.

                  (d) Expenses. The Company shall pay all expenses and taxes (other than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to the initial issuance of Warrant Shares upon the exercise or exchange of a Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of the Warrant being exercised or exchanged.

                  (e) Record Ownership. To the extent permitted by Applicable Law, the Person in whose name any certificate for shares of Common Stock or other evidence of ownership of any other security is issued upon exercise or exchange of a Warrant shall for all purposes be deemed to have become the holder of record of such shares or other security on the Delivery Date, irrespective of the date of delivery of such certificate or other evidence of ownership (subject, in the case of any exercise to which Section 4.3(h) applies, to the consummation of a transaction upon which such exercise is conditioned), notwithstanding that the transfer books of the Company shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to such Person.

                  (f) Approvals. If any securities constituting Warrant Shares or any portion thereof to be issued upon exercise or exchange of a Warrant require registration or approval under any Applicable Law or require listing on any national securities exchange or quotation systems before such securities may be so issued, the Company will as expeditiously as possible cause such securities to be registered, approved or listed, as applicable. The Company may suspend the exercise of any Warrant so affected for the period during which such registration, approval or listing is required but not in effect.

                  (g) Quotation. On or before the Closing Date, the Company shall have filed with The Nasdaq National Market a notification form for the listing of additional shares with respect to the Warrant Shares, and the Company shall file any and all agreements, forms and other documents, and take all other action necessary for the listing of such shares on or before the tenth day following the Closing Date. The Company shall maintain the designation or quotation, or listing, of its Common Stock on the Nasdaq National Market (or on the New York Stock Exchange or the American Stock Exchange) or the Nasdaq Small-Cap Market (if the Common Stock becomes ineligible for quotation on the Nasdaq National Market) until the date on which none of the Warrants or Warrant Shares remain outstanding, unless the Company fails to maintain the criteria or other standards for such designation, listing or quotation; provided, however, that the Company shall use its reasonable best efforts to maintain any such designation, listing or quotation.

                  (h) Conditional Exercise or Exchange. Any Exercise Form or Exchange Form delivered under Section 4.1 or 4.2 may condition the exercise or exchange of any Warrant on the consummation of a transaction being undertaken by the Company or the Holder of such Warrant, and such exercise or exchange shall not be deemed to have occurred except concurrently with the consummation of such transaction, except that, for purposes of determining whether such exercise or exchange is timely it shall be deemed to have occurred on the Delivery Date. If any exercise of a Warrant is so conditioned, then, subject to delivery of the items required by Section 4.3(a) and compliance with the other terms hereof, the Company shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as such Holder shall direct as required in connection with the consummation such transaction upon which the exercise is conditioned. At any time that such Holder shall give notice to the Company that such transaction has been abandoned or such Holder has withdrawn from participation in such transaction, the Company shall return the items delivered pursuant to Section 4.3(a), and such Holder's election to exercise such Warrant shall be deemed rescinded.

                                   ARTICLE V

                    ADJUSTMENT OF EXERCISE PRICE AND SHARES.

5.1      GENERAL.

         The Exercise Price and the number and kind of Warrant Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time in accordance with this Article V.

5.2      STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.

         If, at any time after the Closing Date, the Company shall:

                           (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock; or

                           (ii) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

                           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (A) the number of Warrant Shares issuable upon exercise of each Warrant shall be adjusted so as to equal the number of Warrant Shares that the Holder of such Warrant would have held immediately after the occurrence of such event if the Holder had exercised such Warrant immediately prior to the occurrence of such event and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by
(y) a fraction (1) the numerator of which is the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of Warrant Shares issuable upon exercise of this Warrant immediately after the adjustment in clause (A). An adjustment made pursuant to this Section 5.2 shall become effective immediately after the occurrence of such event retroactive to the record date, if any, for such event.

5.3      ISSUANCE OF COMMON STOCK.

                  (a) General. If, at any time after the Closing Date, the Company shall issue or sell (or, in accordance with Section 5.3(b), shall be deemed to have issued or sold) any shares of Common Stock (other than any issuance for which an adjustment is made pursuant to Section 5.2 or 5.5) without consideration or for a consideration per share less than the Market Price for the Common Stock determined as of the date of such issuance or sale, then, effective immediately upon such issuance or sale, the Exercise Price and the number Warrant Shares issuable upon exercise of each Warrant shall be adjusted as follows:

                           (i) The Exercise Price shall be reduced to an amount equal to the product obtained by multiplying (A) the Exercise Price in effect immediately prior to such issuance or sale times (B) a fraction,
         (I) the numerator of which shall be the sum of (x) the product of (1) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately prior to such issuance or sale times (2) the Market Price for the Common Stock as of the date of such issuance or sale plus
         (y) the consideration, if any, received by the Company upon such issuance or sale, and (II) the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately after such issuance or sale times (y) such Market Price; and

                           (ii) The number of Warrant Shares issuable upon exercise of such Warrant shall be increased to the number of shares determined by multiplying (A) the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such issuance or sale by (B) a fraction, (1) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause
         (i) of this Section 5.3(a), and

         (2) the denominator of which shall be the Exercise Price in effect immediately after such adjustment;

provided, however, that notwithstanding anything to the contrary set forth herein, the Exercise Price shall not be lower than the Floor Price.

                  (b) Issuance of Options or Convertible Securities. The issuance or sale of Options or Convertible Securities shall be deemed, in accordance with this Section 5.3(b), to be the issuance of Common Stock.

                           (i) Definitions. For the purposes of this Section 5.3(b), the term "OPTIONS" means any warrants, options or other rights to subscribe for or to purchase (A) Common Stock or (B) Convertible Securities, and the term "CONVERTIBLE SECURITIES" means any capital stock, evidence of indebtedness or other securities or rights convertible into or exchangeable for Common Stock.

                           (ii) Issuance of Options. If the Company in any manner issues or grants any Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options (or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options) shall be deemed, for purposes of Section 5.3(a), to be outstanding and to have been issued and sold by the Company. For purposes of Section 5.3(a), the Common Stock issuable upon exercise of Options or upon conversion or exchange of Convertible Securities issuable upon exercise of Options for Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Options plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options plus (z) in the case of such Options for Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon issuance or sale of such Convertible Securities and the conversion or exchange thereof divided by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.

                           (iii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed, for purposes of Section 5.3(a) to be outstanding and to have been issued and sold by the Company. For purposes of Section 5.3(a), the Common Stock issuable upon conversion or exchange of Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof divided by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                           (iv) Superseding Adjustment. To the extent the Warrants have not been exercised, if, at any time after any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants shall have been made pursuant to Section 5.3(a) as a result of the issuance of Options or Convertible Securities, or after any new adjustment of the Exercise Price and the number of Warrant Shares shall have been made pursuant to this Section 5.3(b)(iv) (each of the foregoing, a "PREVIOUS ADJUSTMENT"):

                                    (A) such Options or the right of conversion
                  or exchange of such Convertible Securities shall expire, or be terminated or surrendered, and all or a portion of such Options or the right of conversion or exchange with respect to all or a portion of such Convertible Securities, as the case may be, shall not have been exercised or treated as having been exercised or otherwise canceled or acquired by the Company in connection with any settlement, including any cash settlement, of such Options or the rights of conversion or exchange of such Convertible Securities; or

                                    (B) there has been any change in the number
                  of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (including as a result of a change in the number of Convertible Securities issuable upon the exercise of such Options or the operation of antidilution provisions applicable thereto); or

                                    (C) the consideration per share for which
                  shares of Common Stock are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, or the maturity of such Convertible Securities, shall be changed;

                  then the Previous Adjustment shall be rescinded and annulled and the shares of Common Stock which were deemed to have been issued and that gave rise to the Previous Adjustment shall no longer be deemed to have been issued. Thereupon, a recomputation shall be made of the adjustment, if any, of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants as a consequence of such Options or Convertible Securities on the basis of:

                                    (D) treating the number of shares of Common
                  Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such Options or such right of conversion or exchange (including Options or rights treated as exercised, otherwise cancelled or acquired in connection with any settlement), as having been issued on the date or dates of such issuance as determined for purposes of the Previous Adjustment and for the total amount of consideration actually received and receivable therefor (determined in the manner described in Section 5.3(b)(ii) or (iii), as the case may be);

                                    (E) treating the maximum number of shares of
                  Common Stock (1) issuable upon the exercise (or upon the conversion or exchange of Convertible Securities issuable upon the exercise) of all Options which then remain outstanding and
                  (2) issuable upon the conversion or exchange of all Convertible Securities which then remain outstanding, as having been issued; and

                                    (F) making the computations called for in
                  Section 5.3(a) hereof on the basis of the revised terms of such outstanding Options or Convertible Securities, as the case may be, as if they were newly issued at the time of such revision.

Any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants resulting from such recomputation shall supersede the Previous Adjustment.

                           (v) No Further Adjustments. Any adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of Warrants to be made pursuant to this Section 5.3 with respect to the issuance of (A) any Options (whether for Common Stock or Convertible Securities), (B) any Convertible Securities issuable upon the exercise of such Options or (C) any shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Options. Any adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of Warrants to be made pursuant to this Section 5.3 with respect to the issuance of (x) any Convertible Securities (other than Convertible Securities issuable upon the exercise of Options) or (y) any shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Convertible Securities. No further adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of Warrants shall be made upon the actual issuance of Common Stock or of Convertible Securities upon the exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities.

5.4      DISTRIBUTION OF EQUITY SECURITIES.

         If, at any time after the Closing Date, the Company shall distribute any of its equity securities or rights to acquire equity securities (other than Common Stock) to holders of Common Stock on a pro rata basis, then the Company shall cause effective provision to be made so that, effective as of the effective date of such event retroactive to the record date, if any, of such event, each Warrant shall, upon the basis and upon the terms and conditions specified in this Warrant, in addition to the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, be exercisable for the kind and number of shares or other units of equity securities or rights to acquire equity securities to which a holder of the number of Warrant Shares issuable upon exercise of such Warrant would have been entitled had such Warrant been exercised immediately prior to the record date of such event. In any such case, if necessary, the provisions of this Agreement and the Warrants with respect to the rights and interests thereafter of the Holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares or other units of equity securities or rights to acquire equity securities thereafter deliverable upon the exercise of the Warrants .

5.5      CAPITAL REORGANIZATION, CAPITAL RECLASSIFICATIONS, MERGER, ETC.

         If, at any time after the Closing Date, there shall be (i) any capital reorganization or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares to which Section 5.2 applies or any distribution to which Section 5.4 applies), (ii) any consolidation, merger or business combination of the Company with another Person or (iii) any sale or conveyance by the Company of all or substantially all of its assets or property to, another Person, then in each case the transaction shall be effected in such a way that holders of the shares of Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in exchange for the shares of the Common Stock and the Company shall cause effective provision to be made so that each Warrant shall, upon the basis and upon the terms and conditions specified in this Warrant in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of Warrant Shares issuable upon exercise of such Warrant would have been entitled upon such event. In any such case, if necessary, the provisions of this Agreement and the Warrants with respect to the rights and interests thereafter of the Holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock, other securities, cash or other property thereafter deliverable upon the exercise of the Warrants.

5.6      OTHER ACTIONS AFFECTING COMMON STOCK.

                  (a) Equitable Equivalent. If at any time or from time to time the Company shall take any action affecting its Common Stock, other than any action of a type otherwise described in this Article V (whether or not such action of a type otherwise described in this Article V results in an adjustment to the Warrants), then the number of Warrant Shares issuable upon exercise of each Warrant shall be adjusted to such extent, if any, and in such manner and at such time, as the Board shall in good faith determine to be equitable in the circumstances, provided that no such adjustment shall decrease the number of Warrant Shares issuable upon exercise of such Warrant and provided, further, that no adjustment shall be required for any cash dividends paid out of retained earnings.

                  (b) No Avoidance. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the

Company; provided that the Company shall not be deemed to be avoiding or seeking to avoid observance or performance if any action otherwise in compliance with this Agreement is structured so as to avoid the need for, or to minimize the extent of any adjustment under this Article V. The Company shall at all times in good faith assist in the carrying out of all the provisions of this Article V and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders against impairment.

5.7      MISCELLANEOUS.

                  (a) Calculation of Consideration Received. If any Common Stock, Options, Convertible Securities or other securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor shall be deemed to be the net amount received by the Company therefor. If any Common Stock, Options, Convertible Securities or other securities are issued or sold for consideration other than cash, then the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as of the date of receipt, determined in accordance with the Valuation Procedure.

                  (b) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance of Common Stock.

                  (c) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If the Company shall take any such record of the holders of its Common Stock and shall, thereafter and before the taking of the action for which such record was taken, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) Deferral of Issuance. In any case in which this Article V shall require that any adjustment in the number of Warrant Shares purchasable hereunder or in the Exercise Price be made effective as of immediately after a record date for a specified event, the Company may elect to defer, until the occurrence of such event, the issuing to the Holder of any Warrant exercised after such record date of the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock of the Company, if any, that would have been issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment. In such case, the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (e) Notice; Adjustment Rules. Whenever the Exercise Price and the number of Warrant Shares shall be adjusted as provided in this Article V, the Company shall provide to each Holder a statement, signed by the Chairman, the President or the Chief Financial Officer of the Company, describing in detail the facts requiring such adjustment and setting forth a calculation of the Exercise Price and the number of Warrant Shares applicable to each Warrant after giving effect to such adjustment. All calculations under this Article V shall be made to the nearest one hundredth of a cent ($.0001) or to the nearest one-tenth of a share, as the case may be. Adjustments pursuant to this Article V shall apply to successive events or transactions of the types covered thereby. Notwithstanding any other provision of this Article V, no adjustment shall be made to the number of shares of Common Stock or to the Exercise Price if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

                  (f) Certain Adjustments. The Company may make such reductions in the Exercise Price or increase in the number of Warrant Shares to be received by any Holder upon the exercise or exchange of a Warrant, in addition to those adjustments required by this Article V, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash of any shares of Common Stock, or any issuance wholly for cash of shares of Common Stock or Convertible Securities, or any stock dividend, or any issuance of Options hereinafter made by the Company to the holders of its Common Stock shall not be taxable to such holders.

                  (g) Excluded Issuances. Notwithstanding any other provision of this Article V, no adjustment shall be made pursuant to Section 5.3 or 5.5 in respect of: (i) the issuance of Common Stock in an underwritten public offering that is registered with the Commission, (ii) any securities issued upon conversion of the Series B Preferred Stock; (iii) any securities issued or granted to eligible officers, employees or directors of, or consultants to, the Corporation and its subsidiaries pursuant to any stock option, issuance, appreciation rights, restricted stock, phantom stock, stock purchase plan or other equity incentive plan for such persons (including without limitation, securities issued upon the exercise of such securities, but excluding any stock options that are not issued pursuant to a stock option plan or a stock purchase plan); (iv) any securities issued upon exercise of any warrants or options outstanding as of the Closing Date; (v) any securities issued to financial institutions in connection with debt financings; (vi) securities issuable under the Letter Agreement Regarding Participation in Carrizo 2001 Program dated as of May 1, 2001, among the Corporation, Berea Associates, LLC, Berea Oil & Gas Corp., PAC Finance (USA) Inc., William R. Ziegler, Thomas H. O'Neill, Jr. and Berea Associates II LLC, as in effect as of the Closing Date; (vii) the issuance of Common Stock or Options in any merger, share exchange, consolidation, liquidation or other business combination required to be approved and actually approved by the requisite vote (being not less than a majority based on voting power) of the shareholders of the Company; (viii) up to an aggregate of 500,000 shares of Common Stock issued after the Closing Date as consideration for any property acquisition, provided, however, that the Corporation shall be entitled to issue, as an excluded issuance hereunder, additional shares of Common Stock for property acquisitions (in excess of such 500,000 shares) upon the prior written consent of Mellon Ventures L.P., which consent shall not be unreasonably withheld; or (ix) securities of the Corporation issued upon the conversion or exercise of other securities, which other securities of the Corporation had previously resulted in an adjustment hereunder (or which had, pursuant to the terms hereof, not required an adjustment).

                  (h) Par Value. The Company shall not increase the par value of any shares of Common Stock or other securities issuable upon the exercise of the Warrants to an amount that exceeds the Exercise Price. Before taking any action that would cause an adjustment pursuant to this Article V that would reduce the Exercise Price below the par value per share of the Common Stock, the Company shall be required to take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

6.1      NOTICES OF CERTAIN ACTIONS.

         In the event that the Company:

                      (a) shall authorize issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

                      (b) shall authorize a dividend or other distribution to all holders of Common Stock of evidences of its indebtedness, cash or other property or assets; or

                      (c) becomes a party to any consolidation or merger for which approval of any shareholders of the Company will be required, or to a conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                      (d) commences a voluntary or involuntary dissolution, liquidation or winding up; or

                      (e) takes any other action which would require an adjustment pursuant to Article V;

then the Company shall provide a written notice to each Holder stating (i) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, (ii) the material terms of any such consolidation or merger and the expected effective date thereof, or (iii) the material terms of any such conveyance, transfer, dissolution, liquidation or winding up and the expected effective date thereof, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, conveyance, transfer, dissolution, liquidation or winding up. Such notice shall be given not later than seven (7) Business Days prior to the effective date (or the applicable record date, if earlier) of such event. The failure to give the notice required by this Section
7.1 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

6.2      MERGER OR CONSOLIDATION OF THE COMPANY.

         The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property (and such sale or transfer of property is effected in such a way that holders of the shares of Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in exchange for shares of the Common Stock) to any other entity unless the successor or purchasing entity expressly assumes, by supplemental agreement reasonably satisfactory in form and substance to the Requisite Holders, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company; provided, however, that the initial obligation of such successor with respect to the exercise of Warrants shall be only as set forth in Section 5.5, and provided, further, that if the successor or purchasing entity, as the case may be (if not the Company), is not organized under the laws of the United States of America or any state or political subdivision thereof and the Common Stock in such transaction is converted into the right to receive securities of such entity, such securities of such entity shall be marketable and freely tradable.

                                  ARTICLE VII

                                 MISCELLANEOUS

7.1      NOTICES.

         All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be in writing (i) delivered personally, (ii) sent by nationally-recognized overnight courier, (iii) sent by first class, registered or certified mail, return receipt requested or (iv) sent by facsimile, in each case to such party at its address as follows:

                  (a)      if to the Company, to:

                           Carrizo Oil & Gas, Inc.
                           14701 St. Mary's Lane, Suite 800
                           Houston, Texas 77079
                           Attention: President
                           Telephone No.:  (281) 496-1352
                           Telecopier No.: (281) 496-1251


                           with a copy to:

                           Baker Botts, L.L.P.
                           One Shell Plaza
                           910 Louisiana
                           Houston, Texas 77002-4915
                           Attention:  Gene Oshman, Esq.
                           Telephone No.:  (713) 229-1178
                           Telecopier No.: (713) 229-1522

                  (b) if to any Holder, to such Holder's address as set forth on Schedule I hereto.

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, if delivered on a Business Day (otherwise on the next Business Day), (ii) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

7.2      NO VOTING RIGHTS; LIMITATIONS OF LIABILITY.

         No Warrant shall entitle the holder thereof to any rights as a shareholder of the Company, as such, including, without limitation, voting rights, the right to call meetings, consent or receive notices as a shareholder in respect of any meeting or to the benefit of any fiduciary duty owed to a shareholder of the Company as such, all of which rights and duties are expressly disclaimed and waived by the Holder. No dividends are payable or will accrue on the Warrants or the Warrant Shares until, and except to the extent that, the Warrants are exercised. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a shareholder of the Company.

7.3      AMENDMENTS AND WAIVERS.

                  (a) Written Document. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Company and the Requisite Holders, provided that no such amendment or modification shall without the written consent of each Holder affected thereby
(i) shorten the Expiration Date of any Warrant, (ii) increase the Exercise Price of any Warrant, (iii) change any of the provisions of this Section 7.3(a) or the definition of "Requisite Holders" or any other provision hereof specifying the number or percentage of Holders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder or otherwise act with respect to this Agreement or any Warrants or (iv) increase the obligations of any Holder or otherwise disproportionately adversely affect the rights and benefits of any Holder under this Agreement.

                  (b) No Waiver; Cumulative Remedies. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Warrants or the Registration Rights Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Warrant or the Registration Rights Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

7.4      REMEDIES.

                  (a) Each Holder shall have all rights and remedies reserved for such Holder pursuant to this Agreement and all rights and remedies which such Holder has been granted at any time under any other agreement or contract and all of the rights which such Holder has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

                  (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

                  (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered by any party hereto if any Person also party hereto fails to comply with any of the obligations imposed upon them in this Agreement and that in the event of any such failure, the aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such aggrieved party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

7.5      BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Company, each Holder and their respective successors and permitted assigns.

7.6      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

7.7      GOVERNING LAW.

         THIS AGREEMENT AND EACH WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS EXCEPT TO THE EXTENT THAT THE NEW YORK CONFLICTS OF LAWS PRINCIPLES WOULD APPLY THE APPLICABLE LAWS OF THE STATE OF TEXAS TO INTERNAL MATTERS RELATING TO CORPORATIONS ORGANIZED THEREUNDER).

7.8      BENEFITS OF THIS AGREEMENT.

         Nothing in this Agreement shall be construed to give to any Person other than the Company and each Holder of a Warrant or a Warrant Share any legal or equitable right, remedy or claim hereunder.

7.9      HEADINGS.

         Section headings in this Agreement have been inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                      CARRIZO OIL & GAS, INC.


                                      By: /s/ FRANK A. WOJTEK
                                         ---------------------------------
                                         Name:  Frank A. Wojtek
                                         Title: Vice President and
                                                Chief Financial Officer




                                      /s/ STEVEN A. WEBSTER
                                      ------------------------------------
                                      Steven A. Webster

                             MELLON VENTURES, L.P.


                             By:  MVMA, L.P., its general partner


                                  By:  MVMA, Inc., its general partner


                                       By: /s/ MARC A. COLE
                                          --------------------------------
                                          Name:  Marc A. Cole
                                          Title: Associate

                                   SCHEDULE I

                                 INITIAL HOLDERS

                                                           NUMBER OF WARRANT
              INVESTOR                                          SHARES

Mellon Ventures, L.P.                                             168,421
1114 Avenue of the Americas, 31st Floor
New York, New York 10036
Attention:  Marc A. Cole
Telephone:  (212) 389-2700
Telecopier: (212) 389-2755

with a copy to:

Dechert
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA  19103-2793
Attention:  David S. Denious, Esq.
Telephone:  (215) 994-4000
Telecopier: (215) 994-2222

Steven A. Webster                                                  84,211
14701 St. Mary's Lane
Suite 800
Houston, TX  77079

                                    EXHIBIT A


                          REGISTRATION RIGHTS AGREEMENT

                               [SEE EXHIBIT 99.5]

                                                                       EXHIBIT B

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF FEBRUARY 20, 2002, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, THE ISSUER HEREOF HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF.




                             CARRIZO OIL & GAS, INC.


NO. X                                                        WARRANT TO PURCHASE
                                                                     ____ SHARES
                                                                 OF COMMON STOCK

                                                                         ,
                                                                ---------  -----

                          COMMON STOCK PURCHASE WARRANT


                  THIS CERTIFIES that, for value received, [INSERT NAME OF HOLDER] (the "HOLDER"), or assigns, is entitled to purchase from CARRIZO OIL & GAS, INC., a Texas corporation (the "COMPANY"), ___ shares of the COMMON STOCK, $.01 par value (the "COMMON STOCK"), of the Company, at the price (the "EXERCISE PRICE") of $5.94 per share, at any time or from time to time during the period commencing on the date hereof and ending at 5:00 P.M. Eastern time, on February 20, 2007 (the "EXPIRATION TIME").

                  This Warrant has been issued pursuant to the Warrant Agreement (as amended or supplemented from time to time, the "WARRANT AGREEMENT") dated as of February 20, 2002, between the Company and the Initial Holders named therein, and is subject to the terms and conditions, and the Holder is entitled to the benefits, thereof, including without limitation provisions (i) for adjusting the number of Warrant Shares issuable upon the exercise hereof and the Exercise Price to be paid upon such exercise and (ii) providing certain other rights. A copy of the Warrant Agreement is on file and may be inspected at the principal executive office of the Company. The Holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of the Warrant Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                  SECTION 1. EXERCISE OF WARRANT. On any Business Day prior to the Expiration Time, the Holder may exercise this Warrant, in whole or in part, by delivering to the Company this Warrant accompanied by a properly completed Exercise Form in the form of Annex A and a check in an aggregate amount equal to the product obtained by multiplying (a) the Exercise Price by (b) the number of Warrant Shares being purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

                  SECTION 2. EXERCISE PRICE. The Exercise Price is subject to adjustment from time to time as provided in the Warrant Agreement.

                  SECTION 3. EXCHANGE OF WARRANT. On any Business Day prior to the Expiration Date, the Holder may exchange this Warrant, in whole or in part, for Warrant Shares by delivering to the Company this Warrant accompanied by a properly completed Exchange Form in the form of Annex B. The number of shares of Common Stock to be received by the Holder upon such exchange shall be determined as provided in Section 4.2 of the Warrant Agreement.

                  SECTION 4. TRANSFER. Subject to the limitations set forth in the Warrant Agreement, this Warrant may be transferred by the Holder by delivery to the Company of this Warrant accompanied by a properly completed Assignment Form in the form of Annex C.

                  SECTION 5. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company will issue a new Warrant of like denomination and tenor upon compliance with the provisions set forth in the Warrant Agreement.

                  SECTION 6. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or, except as otherwise provided in the Warrant Agreement, other rights of a shareholder of the Company, as such.

                  SECTION 7. SUCCESSORS. All of the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 8. HEADINGS. Section headings in this Warrant have been inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Warrant.

                  SECTION 9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS

OF LAWS EXCEPT TO THE EXTENT THAT THE NEW YORK CONFLICTS OF LAWS PRINCIPLES WOULD APPLY THE APPLICABLE LAWS OF THE STATE OF TEXAS TO INTERNAL MATTERS RELATING TO CORPORATIONS ORGANIZED THEREUNDER).

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of the date first set forth above.

                                CARRIZO OIL & GAS, INC.


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title: [Chairman or Chief Executive Officer]





ATTEST:


By:
   --------------------------------------------
   Name:
   Title: [Chief Financial Officer, Treasurer or
          Assistant Treasurer]

                                                                         ANNEX A

                                  EXERCISE FORM



                     [TO BE SIGNED UPON EXERCISE OF WARRANT]


TO CARRIZO OIL & GAS, INC.

                  The undersigned, being the Holder of the within Warrant, hereby elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder _________ shares of, the Common Stock of CARRIZO OIL & GAS, INC. (the "Company") and requests that the certificates for such shares be issued in the name of, and be delivered to, _______________________, whose address is __________________________________ ________________________________.

                  The undersigned warrants to the Company that the undersigned
(a) is not acquiring the Warrant Shares with a view to transfer such Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), (b) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available and (c) is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  The foregoing exercise is (check one):

                          irrevocable
------
                          conditioned upon the consummation of the transaction described briefly below:
------

                          ----------------------------------------------------

                          ----------------------------------------------------

                          ----------------------------------------------------

                          ----------------------------------------------------


Dated:
                                     ------------------------------
                                               (Signature)

                                     ------------------------------
                                                (Address)

                                                                         ANNEX B

                                  EXCHANGE FORM



                     [TO BE SIGNED UPON EXERCISE OF WARRANT]


TO CARRIZO OIL & GAS, INC.

                  The undersigned, being the Holder of the within Warrant, hereby irrevocably elects to exchange, pursuant to Section 4.2 of the Warrant Agreement referred to in such Warrant, the portion of such Warrant representing the right to purchase _________ shares of Common Stock of CARRIZO OIL & GAS, INC. (the "Company"). The undersigned hereby requests that the certificates for the number of shares of Common Stock issuable in such exchange pursuant to such
Section 4.2 be issued in the name of, and be delivered to, _____________, whose address is ________________________________________.

                  The undersigned warrants to the Company that the undersigned
(a) is not acquiring the Warrant Shares with a view to transfer such Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), (b) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available and (c) is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  The foregoing exercise is (check one):

                          irrevocable
------
                          conditioned upon the consummation of the transaction described briefly below:
------

                          ----------------------------------------------------

                          ----------------------------------------------------

                          ----------------------------------------------------

                          ----------------------------------------------------


Dated:
                                     ------------------------------
                                               (Signature)

                                     ------------------------------
                                                (Address)

                                                                         ANNEX C

                                 ASSIGNMENT FORM



                  [TO BE SIGNED ONLY UPON TRANSFER OF WARRANT]

                  For value received, the undersigned hereby sells, assigns and transfers unto _________________________, all of the rights represented by the within Warrant to purchase shares of Common Stock of CARRIZO OIL & GAS, INC. (the "COMPANY"), to which such Warrant relates, and appoints ________________________ Attorney to transfer such Warrant on the books of the Company, with full power of substitution in the premises.

DATED:



                                     ------------------------------
                                               (Signature)

                                     ------------------------------
                                                (Address)